UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

McGraw Hill, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-42764

(Commission File Number)

87-1259704

(I.R.S. Employer Identification No.)

8787 Orion Place Columbus, OH 43240

(Address of principal executive offices and zip code)

614-430-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	MH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 10, 2025, McGraw-Hill Education, Inc., a Delaware corporation (the “Borrower”), an indirect wholly owned subsidiary of McGraw Hill, Inc., a Delaware corporation (the “Company”), announced that it had paid down $50 million of its term loan (the “Term Loan”) under that certain credit agreement, dated as of July 30, 2021, as amended by Amendment No.1, dated as of November 1, 2021, Amendment No. 2, dated as of June 26, 2023, Amendment No. 3, dated as of June 27, 2023, Amendment No. 4, dated as of June 27, 2024, Amendment No. 5, dated as of August 6, 2024, Amendment No. 6, dated as of February 6, 2025, Amendment No. 7, dated as of September 8, 2025, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from to time, by and among MAV Intermediate Holding II Corporation, a Delaware corporation, MAV Acquisition Corporation, a Delaware corporation, and following the Closing Date Merger (as defined therein), the Borrower, the Lenders party thereto from time to time and Bank of America, N.A., as the administrative agent, the collateral agent and swingline lender.

A copy of the press release announcing the Borrower’s paydown of the Term Loan on December 10, 2025 is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 hereto are furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, they shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless such subsequent filing specifically references this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

99.1	Press Release, dated as of December 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2025

MCGRAW HILL, INC.

By:	/s/ David Stafford
Name:	David Stafford
Title:	Executive Vice President, General Counsel and Secretary